PROPERTY, PLANT AND EQUIPMENT (Tables)	6 Months Ended
Jun. 30, 2026
Property, plant and equipment [abstract]
Schedule of Detailed Information about Property, Plant and Equipment

US$ MILLIONS	Gross carrying amount	Accumulated depreciation	Accumulated fair value adjustments	Total
Balance at January 1, 2025	$12,297	$(1,515)	$1,790	$12,572
Additions, net of disposals(1)	1,342	11	—	1,353
Acquisitions through business combinations(2)	90	—	—	90
Non-cash additions	47	21	—	68
Depreciation expense	—	(536)	—	(536)
Fair value adjustments	—	—	198	198
Net foreign currency exchange differences	390	(77)	140	453
Balance at December 31, 2025	$14,166	$(2,096)	$2,128	$14,198
Additions, net of disposals	384	5	—	389
Non-cash disposals, net of additions	(2)	(4)	—	(6)
Depreciation expense	—	(247)	—	(247)
Assets reclassified as held for sale(3)	(988)	283	—	(705)
Net foreign currency exchange differences	(97)	20	(34)	(111)
Balance at June 30, 2026	$13,463	$(2,039)	$2,094	$13,518
1.On July 1, 2025, our global intermodal logistics operation acquired the container portfolio of Global Container International LLC (“GCI”), a container fleet operator of approximately half a million twenty-foot equivalent units, for approximately $1.1 billion which was principally comprised of approximately $0.8 billion of property, plant and equipment. The transaction did not meet IFRS 3 Business Combination criteria and was treated as an asset purchase.
2.Refer to Note 5, Acquisition of Businesses, for further details.
3.Refer to Note 3, Assets and Liabilities Classified as Held for Sale, for further details.